Exhibit 10(c)29

Georgia Power Company has requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Georgia Power Company has omitted such portions from this filing and filed them separately with the Securities and Exchange Commission. Such omissions are designated as "[***]."

AMENDMENT NO. 1

TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION
AGREEMENT

BETWEEN

GEORGIA POWER COMPANY, FOR ITSELF AND AS AGENT
FOR OGLETHORPE POWER CORPORATION (AN ELECTRIC
MEMBERSHIP CORPORATION), MUNICIPAL ELECTRIC
AUTHORITY OF GEORGIA AND THE CITY OF DALTON,
GEORGIA, ACTING BY AND THROUGH ITS BOARD OF WATER,
LIGHT AND SINKING FUND COMMISSIONERS, AS OWNERS

AND

A CONSORTIUM CONSISTING OF WESTINGHOUSE ELECTRIC
COMPANY LLC AND STONE & WEBSTER, INC., AS
CONTRACTOR

FOR
UNITS 3 & 4 AT THE VOGTLE ELECTRIC GENERATING PLANT
SITE

IN WAYNESBORO, GEORGIA

DATED AS OF APRIL 8, 2008

AMENDMENT NO. 1 TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

This AMENDMENT NO. 1 TO THE ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, dated April 8, 2008 (the “Agreement”) by and between GEORGIA POWER COMPANY, a Georgia corporation (“GPC”), acting for itself and as agent for OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation formed under the laws of the State of Georgia, MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public body corporate and politic and an instrumentality of the State of Georgia, and THE CITY OF DALTON, GEORGIA, an incorporated municipality in the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners (hereinafter referred to collectively as “Owners”), and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania (“Westinghouse”), and STONE & WEBSTER, INC. a Louisiana corporation having a place of business in Charlotte, North Carolina (“Stone & Webster”) (hereinafter referred to collectively as “Contractor”), is entered into as of the 11th day of December 2009.

RECITALS

WHEREAS, Owners and Contractor entered into the Agreement, as of April 8, 2008 to provide for, among other things, the design, engineering, procurement, installation, construction and technical support of start-up and testing of equipment, materials and structures comprising the Facility;

WHEREAS, the original Agreement incorporated, as Exhibit F, Milestone Payment Schedules for Vogtle Units 3 and 4;

WHEREAS, the Parties now desire to amend the Exhibit F Milestone Payment Schedules, for the purposes of accuracy and to align the Milestone Payment Schedules with the baseline Project Schedule;

WHEREAS, the Parties agree that this Amendment No. 1 is a no cost change to the EPC Contract Price.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

1.
Contractor hereby agrees and represents that this Amendment shall not cause, directly or indirectly, any delay in the Project Schedule, increase in the Contract Price (including escalation) or other cost or expense to Owners, nor otherwise adversely impact Owners’ rights or obligations under the Agreement, and that, to the extent Owners’ rights or obligations are adversely impacted as a result of this Amendment, Contractor shall reimburse Owners for any adverse impacts incurred by Owners which, but for this Amendment, Owners would not have incurred.

2.	Revise Exhibit F, “Payment Schedules,” Table F.2, [***] Price Payments, Section F.2.1, [***] Milestone Base Payments, and F.2.3, [***] Milestone Payments, as follows:

a. Exhibit F, Table F.2.1 is hereby amended by:

i. Revising [***] Milestone Payment descriptions for clarification purposes.

ii. Revising [***] Milestone Payment descriptions for clarification purposes.

iii. Revising the Milestone Payment descriptions and amounts associated with [***].

iv. Revising the estimated invoice dates to reflect actual invoice dates for invoices previously submitted and paid as of the date of this Amendment.

b. Exhibit F, Table F.2.1 is hereby amended by deleting such Table in its entirety and inserting in lieu thereof a new Table F.2.1 that reflects the revisions noted in subsection 2(a), above, and is attached to this Amendment as Attachment A.

c. Exhibit F, Table F.2.3 is hereby amended by deleting such Table in its entirety and inserting in lieu thereof a new Table F.2.3 that is attached to this Amendment as
Attachment B.

3.	Revise Attachment 1 to Exhibit H, “Contract Price,” under the header “[***] Price Portion” to read:

“[***.]

[***].”

4.	Miscellaneous.

4.1	Capitalized terms used herein and not defined herein have the meaning assigned in the Agreement.

4.2
This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions, and covenants contained in the Agreement, except as herein modified, shall be and shall remain in full force and effect.  The Parties hereto agree that they are bound by the terms, conditions and covenants of the Agreement as amended hereby.

4.3	This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

4.4	The validity, interpretation, and performance of this Amendment and each of its provisions shall be governed by the laws of the State of Georgia.

4.5	Except as expressly provided for in this Amendment, all other Articles, Sections and Exhibits of and to the Agreement remain unchanged.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

WESTINGHOUSE ELECTRIC COMPANY LLC

By:  /s/ Thomas J. Weir
Name: Thomas J. Weir
Title: Vice President U.S.AP1000 Projects

Attest: /s/ Lisa Campagna
Its:  Assistant General Counsel
(CORPORATE SEAL)

STONE & WEBSTER, INC.

By:  /s/ Alan K. Beckman
Name: Alan K. Beckman
Title:  Authorized Representative

Attest:   /s/ Jason Dunaway
Its:  Prime Contract Manager
(CORPORATE SEAL)

GEORGIA POWER COMPANY, as an Owner
and as agent for the other Owners

By:  /s/ Joseph A. Miller
Name:  Joseph A. Miller
Title: Executive Vice President, Nuclear Development

Attest: /s/ Daniel M. Lowery
Its:  Corporate Secretary
(CORPORATE SEAL)

Attachment A to Amendment No. 1 of EPC Agreement (April 8, 2008)

F.2.1  [***] Milestone Base Payments

[***](1)

______________
(1)           13 page schedule.

Attachment B to Amendment No. 1 of EPC Agreement (April 8, 2008)

F.2.3           [***] Milestone Payments

[***](2)

_____________________
(2)           36 page schedule